(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


Merrill Lynch
Emerging Markets
Debt Fund, Inc.


www.mlim.ml.com


The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Emerging Markets Debt Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.


The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Joseph T. Monagle Jr., Senior Vice President of Merrill Lynch
Emerging Markets Debt Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Monagle well in his retirement.



Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001

DEAR SHAREHOLDER

During the six months ended June 30, 2001, Merrill Lynch Emerging Markets Debt Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +7.32%, +6.75%, +6.72% and +7.20%, respectively, compared to the +5.52% price return for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+ Index). (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

In the earlier months of 2001, emerging markets dollar bonds, and the Fund in particular, benefited from the US Federal Reserve Board interest rate easing and improving credit prospects in several economies. The reappearance of Argentina's financial crisis, negative market sentiment in Brazil and delays in Turkey's expected market and macroeconomic recovery were among the factors that reversed those trends, resulting in higher volatility and weakening bond prices. The increased risk of an Argentine debt default has led us to country portfolio allocations that differ significantly from those established in emerging markets bond indexes. At June 30, 2001, our largest country underweight was Argentina and our largest country overweights were Mexico and Russia, followed by Venezuela. We slightly underweighted Brazil as we have taken a dimmer view of its medium-term credit prospects.

On balance, the external environment remains supportive for emerging markets dollar bonds. The aggressive interest rate easing by the US Federal Reserve Board is providing solid support to emerging markets bond returns, which display a strong historical correlation with US interest rate policy expectations. The current US economic slowdown has not had much of an impact on sovereign credit standings. This is particularly noteworthy in Latin America, where the export sector of its largest two economies, Mexico and Brazil, have a higher-than-average dependency on the North American market. Latin American growth in 2001 is slowing sharply as exports suffer. However, the bond markets have focused on these economies' newfound flexibilities that allow them to successfully withstand external shocks, particularly their floating foreign exchange regimes, freer capital markets and adequate foreign exchange reserves.

Internal developments in Latin America represent the major source of risk and price weakness at this point in time. Argentina's economic difficulties have taken a turn for the worse. A deepening three-year recession and weakening fiscal situation are compounded by a lack of political leadership. A rapid succession of official financial bail outs, tax increases, debt refinancing exercises and a myriad of economic policy measures have not succeeded in restarting the economy, balancing the fiscal accounts nor generating consumer and business confidence. Declining deposits and increasing funding demands from the official sector are worsening the economy's liquidity. The risk of a potential Argentine default is reflected in the sharp underweighted Argentine position held by the Fund. At 10.1% of net assets, this position is a considerable underweight relative to the 22% Argentine weight in the EMBI+ Index. The Fund's Argentine position is comprised of 0.3% in Argentina FRB bonds, which have the highest liquidity and better technical position, and 6.7% in Argentina par bonds.The par bonds' principal and two coupon payments are collateralized by US Treasury issues (in effect, the US collateral represents 50% of the present market value of this bond), reducing the Fund's effective exposure to Argentine risk. We also hold 3.1% in Perez Companc SA, Argentina's most integrated energy conglomerate.

Elsewhere in Latin America, we moved to a slight underweight in Brazilian sovereign bonds. Fears of a potential default in neighboring Argentina have triggered a sell-off in the real and renewed inflation fears. The lack of foresight in dealing with a potentially crippling drought and political scandals have contributed to the government's declining popular support and the weakening of the government coalition, curtailing the government's ability to pursue further reforms and increasing the uncertainty about the 2002 presidential elections.

A bright and improving credit story in Latin America is Mexico, where we have increased the Fund's overweighted position. Economic activity is slowing down to a crawl in Mexico, but it continues to benefit from strong foreign direct inflows and growing foreign exchange reserves. A strong peso is helping the government to beat its own inflation estimates, local interest rates have declined sharply, and a full investment-grade status may be in the cards this year, pending the enactment of a new tax legislation. Venezuela is also an overweighted position in our Fund, but its credit standing is based narrowly on the strength of its oil sector and oversized current account surplus. The Chavez administration is relying on aggressive government spending to generate employment but has failed to enlist and encourage the Venezuelan private sector to broaden the economy's productive base. We are also overweighting Ecuador, whose dollarized economy has snapped back from the deep recession that accompanied the bank failures, runaway currency and default in its external debt in 2000. While politics continues to be volatile, the rapid expansion in its oil sector, which is being initiated with the construction of two trans-Andean pipelines, will solidify the economic recovery and reduce the speculative character of this credit.

Outside Latin America, Turkey's December 2000 financial turmoil and emergency International Monetary Fund (IMF) financing was followed by the floating of the currency in February this year and by an expanded IMF financing program in May, whose disbursement is being conditioned on Turkey meeting a far stricter economic reform program. Market uneasiness about the governing coalition's commitment to fully pursue the new economic agenda has prevented the lira from recovering some of its lost value and for short-term interest rates to decline further. Russia's credit standing continues to improve. An undervalued currency, higher oil revenues, and increased fiscal revenues are fueling its economic recovery. The new Putin administration is promoting widespread structural reform. Russia's foreign exchange reserves have almost doubled in the last 12 months, comfortably allowing the service of its foreign debt obligations in the next few years.

Going forward, the returns in emerging markets dollar bonds are likely to be volatile and subject to a higher degree of risk. A potential Argentine default carries the risk of sharply negative returns primarily in some Latin American assets, but much less so for investments in other regions of the world. Indeed, the duration and intensity of the financial contagion on bond prices that may take place in a default event is likely to be limited for the following reasons. First, markets flows are likely to favor countries deemed to be economically and financially stronger, such as Mexico, Russia, other oil producers, and other traditionally less correlated countries. In other words, prices are likely to decouple and some countries will play a safe-haven role. Second, it is likely that IMF financial assistance will be available to countries that have been pursuing sound economic policies, Brazil chief among them, thereby limiting the potential damage to prices. The IMF is well prepared, through newly instituted lending programs, to assist countries unduly affected by external financial events, with the purpose of avoiding the repetition of the widespread financial contagion that have taken place in the past.


In Conclusion
We appreciate your investment in Merrill Lynch Emerging Markets Debt Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and
Portfolio Manager



August 10, 2001



Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                 % Return Without    % Return With
                                   Sales Charge      Sales Charge**
Class A Shares*
One Year Ended 6/30/01                +11.16%             +6.72%
Five Years Ended 6/30/01               +2.16              +1.33
Inception (10/21/94) through 6/30/01   +6.20              +5.55

*Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                    % Return           % Return
                                   Without CDSC       With CDSC**
Class B Shares*
One Year Ended 6/30/01                +10.13%             +6.13%
Five Years Ended 6/30/01               +1.40              +1.40
Inception (8/27/93) through 6/30/01    +4.46              +4.46

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return           % Return
                                   Without CDSC        With CDSC**
Class C Shares*
One Year Ended 6/30/01                +10.26%             +9.26%
Five Years Ended 6/30/01               +1.36              +1.36
Inception (10/21/94) through 6/30/01   +5.28              +5.28

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                 % Return Without    % Return With
                                   Sales Charge      Sales Charge**
Class D Shares*
One Year Ended 6/30/01                +10.89%             +6.46%
Five Years Ended 6/30/01               +1.95              +1.12
Inception (8/27/93) through 6/30/01    +5.01              +4.46

*Maximum sales charge is 4%. Prior to October 21, 1994 (formerly
Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.
**Assuming maximum sales charge.

Recent
Performance
Results++
                                                               6-Month        12-Month   Since Inception
As of June 30, 2001                                          Total Return   Total Return   Total Return
Merrill Lynch Emerging Markets Debt Fund, Inc. Class A Shares*   +7.32%        +11.16%        +49.52%
Merrill Lynch Emerging Markets Debt Fund, Inc. Class B Shares*   +6.75         +10.13         +40.78
Merrill Lynch Emerging Markets Debt Fund, Inc. Class C Shares*   +6.72         +10.26         +41.06
Merrill Lynch Emerging Markets Debt Fund, Inc. Class D Shares*   +7.20         +10.89         +46.66

++Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total reinvestment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
The Fund's since inception periods are from 10/21/94 for Class A &
Class C Shares and from 8/27/93 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                (in US dollars)
                                Face                                     Interest    Maturity               Percent of
COUNTRY      Industry          Amount            Bonds                     Rate        Date         Value   Net Assets
Argentina    Industrials  US$ 1,300,000  Perez Companc SA                 8.125%    7/15/2007  $   1,183,000     3.1%

             Sovereign          160,000  Republic of Argentina             5.563    3/31/2005        131,200     0.3
             Government
             Obligations
                                         Total Bonds in Argentina
                                         (Cost--$1,271,579)                                        1,314,200     3.4


Brazil       Energy             450,000  Petroleo Brasileiro SA            10.00   10/17/2006        464,850     1.2

             Media--          1,050,000  Globo Comunicacoes e
             Communications              Participacoes, Ltd.               10.50   12/20/2006        891,398     2.3

             Miscellaneous      350,000  Espirito Santo-Escelsa            10.00    7/15/2007        266,000     0.7
             Materials &
             Commodities

             Sovereign          600,000  Republic of Brazil                9.625    7/15/2005        562,500     1.5
             Government       1,655,000  Republic of Brazil                11.00    8/17/2040      1,226,355     3.2
             Obligations                                                                       -------------  ------
                                                                                                   1,788,855     4.7

             Transportation   1,150,000  MRS Logistica SA (d)             10.625    8/15/2005      1,058,000     2.8

             Utilities--        675,000  Eletrobras                        12.00    6/09/2005        685,969     1.8
             Electric

                                         Total Bonds in Brazil
                                         (Cost--$5,121,518)                                        5,155,072    13.5


Colombia     Sovereign          650,000  Republic of Columbia              10.50    6/13/2006        669,500     1.7
             Government
             Obligations

                                         Total Bonds in Colombia
                                         (Cost--$648,863)                                            669,500     1.7


Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001
SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
                                Face                                     Interest    Maturity               Percent of
COUNTRY      Industry          Amount            Bonds                     Rate        Date         Value   Net Assets
Ecuador      Sovereign    US$ 2,150,000  Republic of Ecuador (d)          4.00 %    8/15/2030   $    924,500     2.4%
             Government
             Obligations

                                         Total Bonds in Ecuador
                                         (Cost--$894,691)                                            924,500     2.4


Mexico       Banking--          900,000  Bancomext Trust Division          11.25    5/30/2006      1,021,419     2.7
             International

             Consumer--       1,250,000  Grupo Elektra SA de CV            12.00    4/01/2008      1,237,500     3.2
             Electronics

             Industrials      1,700,000  Petroleos Mexicanos                9.50    9/15/2027      1,814,750     4.7

             Sovereign          900,000  United Mexican States             8.125   12/30/2019        850,500     2.2
             Government
             Obligations

             Television         750,000  TV Azteca SA de CV 'B'            10.50    2/15/2007        695,625     1.8

             Transportation   1,550,000  TFM, SA de CV (b)                 11.75    6/15/2009      1,333,000     3.5

                                         Total Bonds in Mexico
                                         (Cost--$6,637,316)                                        6,952,794    18.1


Panama       Sovereign          205,000  Republic of Panama                8.875    9/30/2027        187,063     0.5
             Government
             Obligations

                                         Total Bonds in Panama
                                         (Cost--$186,550)                                            187,063     0.5


Philippines  Sovereign          380,000  Republic of the Philippines       9.875    1/15/2019        330,600     0.9
             Government         450,000  Republic of the Philippines      10.625    3/16/2025        407,250     1.0
             Obligations

                                         Total Bonds in the
                                         Philippines (Cost--$700,560)                                737,850     1.9


Russia       Financial        1,000,000  Mosenergo Finance BV              8.375   10/09/2002        940,000     2.5
             Services--
             Commercial

             Sovereign        1,200,000  Russian Federation Bonds           8.75    7/24/2005      1,116,000     2.9
             Government      10,800,000  Russian Federation Bonds
             Obligations                 (Regulation S)                     5.00    3/31/2030      5,086,800    13.3
                                                                                               -------------  ------
                                                                                                   6,202,800    16.2

                                         Total Bonds in Russia
                                         (Cost--$6,142,786)                                        7,142,800    18.7


Turkey       Sovereign          200,000  Republic of Turkey               12.375    6/15/2009        182,000     0.5
             Government       1,900,000  Republic of Turkey               11.875    1/15/2030      1,591,250     4.2
             Obligations        550,000  State of Qatar                     9.75    6/15/2030        625,424     1.6

                                         Total Bonds in Turkey
                                         (Cost--$2,352,306)                                        2,398,674     6.3


Venezuela    Sovereign        2,275,000  Republic of Venezuela 'W-A'        9.25    9/15/2027      1,569,750     4.1
             Government
             Obligations

                                         Total Bonds in Venezuela
                                         (Cost--$1,517,100)                                        1,569,750     4.1


                                         Total Investments in Bonds
                                         (Cost--$25,473,269)                                      27,052,203    70.6


                                         Brady Bonds*


Argentina    Sovereign        4,050,000  Republic of Argentina 'L' (a)      6.00    3/31/2023      2,551,500     6.7
             Government
             Obligations

                                         Total Brady Bonds in Argentina
                                         (Cost--$2,764,291)                                        2,551,500     6.7


Brazil       Sovereign        2,370,465  Republic of Brazil 'C'             8.00    4/15/2014      1,754,144     4.6
             Government
             Obligations

                                         Total Brady Bonds in Brazil
                                         (Cost--$1,766,162)                                        1,754,144     4.6


Bulgaria     Sovereign        1,150,000  Republic of Bulgaria 'A', Front-
             Government                  Loaded Interest Rate Reduction
             Obligations                 Bonds (a)                          3.00    7/28/2012        930,062     2.4
                                750,000  Republic of Bulgaria, Discount
                                         'A' (a)                           6.313    7/28/2024        590,625     1.6

                                         Total Brady Bonds in Bulgaria
                                         (Cost--$1,395,716)                                        1,520,687     4.0


Mexico       Sovereign          800,000  United Mexican States 'B'          6.25   12/31/2019        738,304     1.9
             Government         275,000  United Mexican States,
             Obligations                 Discount 'A' (a)                  5.495   12/31/2019        273,281     0.7
                                200,000  United Mexican States 'W-A'        6.25   12/31/2019        184,576     0.5

                                         Total Brady Bonds in Mexico
                                         (Cost--$1,163,630)                                        1,196,161     3.1


Nigeria      Sovereign          500,000  Central Bank of Nigeria 'WW'       6.25   11/15/2020        319,030     0.8
             Government
             Obligations

                                         Total Brady Bonds in Nigeria
                                         (Cost--$314,152)                                            319,030     0.8


Panama       Sovereign          665,000  Republic of Panama, Interest
             Government                  Rate Reduction Bonds (a)           4.50    7/17/2014        597,376     1.6
             Obligations

                                         Total Brady Bonds in Panama
                                         (Cost--$517,247)                                            597,376     1.6


Peru         Sovereign          470,000  Republic of Peru, Front-
             Government                  Loaded Interest Rate
             Obligations                 Reduction Bonds (a)                4.00    3/07/2017        292,575     0.7
                                550,000  Republic of Peru, Past
                                         Due Interest (a)                   4.50    3/07/2017        378,813     1.0

                                         Total Brady Bonds in Peru
                                         (Cost--$594,395)                                            671,388     1.7


Venezuela                       600,000  Republic of Venezuela 'A'          6.75    3/31/2020        453,375     1.2
             Sovereign          619,041  Republic of Venezuela, DCB (a)     4.75   12/18/2007        523,826     1.4
             Government         571,422  Republic of Venezuela, Front-
             Obligations                 Loaded Interest Rate
                                         Reduction Bonds 'A' (a)           5.688    3/31/2007        479,637     1.2

                                         Total Brady Bonds in Venezuela
                                         (Cost--$1,423,602)                                        1,456,838     3.8


                                         Total Investments in Brady
                                         Bonds (Cost--$9,939,195)                                 10,067,124    26.3


Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001
SCHEDULE OF INVESTMENTS (concluded)                                                                    (in US dollars)
                              Shares                                                                        Percent of
COUNTRY        Industry        Held                  Stocks                                     Value       Net Assets
Mexico       Sovereign      1,423,077  United Mexican States
             Government                (Value Recovery Rights)(c)                            $     13,946        0.0%
             Obligations

                                       Total Stocks in Mexico (Cost--$0)                           13,946        0.0


Nigeria      Sovereign            500  Nigeria Oil (Warrants)(e)                                        0        0.0
             Government
             Obligations

                                       Total Stocks in Nigeria (Cost--$0)                               0        0.0


Venezuela    Sovereign          3,000  Venezuela Oil Obligation                                         0        0.0
             Government
             Obligations

                                       Total Stocks in Venezuela (Cost--$0)                             0        0.0


                                       Total Investments in Stocks (Cost--$0)                      13,946        0.0


             Total Investments (Cost--$35,412,464)                                             37,133,273       96.9
             Other Assets Less Liabilities                                                      1,178,735        3.1
                                                                                             ------------     ------
             Net Assets                                                                      $ 38,312,008      100.0%
                                                                                             ============     ======


*Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a)Floating rate note.
(b)Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c)The rights may be exercised until 12/31/2019.
(d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2001
Assets:             Investments, at value (identified cost--$35,412,464)                   $ 37,133,273
                    Receivables:
                      Interest                                              $    965,049
                      Securities sold                                            536,146
                      Capital shares sold                                            122      1,501,317
                                                                            ------------
                    Prepaid registration fees and other assets                                  183,510
                                                                                           ------------
                    Total assets                                                             38,818,100
                                                                                           ------------


Liabilities:        Payables:
                      Custodian bank                                                            167,496
                      Reorganization costs                                                      165,718
                      Dividends to shareholders                                                  89,674
                      Capital shares redeemed                                                    53,559
                      Investment adviser                                                         17,936
                      Distributor                                                                11,709
                                                                                           ------------
                    Total liabilities                                                           506,092
                                                                                           ------------


Net Assets:         Net assets                                                             $ 38,312,008
                                                                                           ============


Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares authorized   $     271,527
Consist of:         Class B Common Stock, $.10 par value, 100,000,000 shares authorized         243,669
                    Class C Common Stock, $.10 par value, 100,000,000 shares authorized          19,294
                    Class D Common Stock, $.10 par value, 100,000,000 shares authorized          76,808
                    Paid-in capital in excess of par                                         98,227,161
                    Accumulated realized capital losses on investments--net                (59,370,818)
                    Accumulated distributions in excess of capital gains on investments
                    --net                                                                   (2,876,442)
                    Unrealized appreciation on investments--net                               1,720,809
                                                                                           ------------
                    Net assets                                                             $ 38,312,008
                                                                                           ============


Net Asset           Class A--Based on net assets of $17,041,991 and 2,715,271
Value:              shares outstanding                                                     $       6.28
                                                                                           ============
                    Class B--Based on net assets of $15,256,438 and 2,436,691
                    shares outstanding                                                     $       6.26
                                                                                           ============
                    Class C--Based on net assets of $1,207,745 and 192,942
                    shares outstanding                                                     $       6.26
                                                                                           ============
                    Class D--Based on net assets of $4,805,834 and 768,079
                    shares outstanding                                                     $       6.26
                                                                                           ============

See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001
STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2001


Investment          Interest and discount earned                                           $  2,146,139
Income:             Dividends                                                                    11,142
                                                                                           ------------
                    Total income                                                              2,157,281
                                                                                           ------------


Expenses:           Investment advisory fees                                $    122,125
                    Professional fees                                             68,256
                    Account maintenance and distribution fees--Class B            60,582
                    Printing and shareholder reports                              46,954
                    Registration fees                                             26,817
                    Accounting services                                           25,924
                    Directors' fees and expenses                                  19,241
                    Transfer agent fees--Class B                                  17,308
                    Transfer agent fees--Class A                                  17,154
                    Custodian fees                                                16,118
                    Account maintenance fees--Class D                              5,840
                    Account maintenance and distribution fees--Class C             4,791
                    Transfer agent fees--Class D                                   4,269
                    Interest on reverse repurchase agreements                      2,835
                    Interest on short sales                                        1,332
                    Transfer agent fees--Class C                                   1,251
                    Pricing fees                                                   1,170
                    Other                                                          6,768
                                                                            ------------
                    Total expenses                                                              448,735
                                                                                           ------------
                    Investment income--net                                                    1,708,546
                                                                                           ------------


Realized &          Realized loss on investments--net                                          (32,617)
Unrealized Gain     Change in unrealized appreciation on investments--net                     1,114,949
(Loss) on                                                                                  ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                   $  2,790,878
                                                                                           ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Six      For the
                                                                            Months Ended    Year Ended
                                                                              June 30,     December 31,
                    Increase (Decrease) in Net Assets:                           2001           2000
Operations:         Investment income--net                                  $  1,708,546   $  2,652,601
                    Realized gain (loss) on investments--net                    (32,617)      1,627,955
                    Change in unrealized appreciation/depreciation on
                    investments--net                                           1,114,949     (2,217,735)
                                                                            ------------   ------------
                    Net increase in net assets resulting from operations       2,790,878      2,062,821
                                                                            ------------   ------------


Dividends to        Investment income--net:
Shareholders:         Class A                                                  (817,758)      (562,464)
                      Class B                                                  (644,289)    (1,603,520)
                      Class C                                                   (47,553)       (78,846)
                      Class D                                                  (198,946)      (407,771)
                    In excess of investment income--net:
                      Class A                                                         --       (57,828)
                      Class B                                                         --      (164,862)
                      Class C                                                         --        (8,106)
                      Class D                                                         --       (41,924)
                                                                            ------------   ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                          (1,708,546)    (2,925,321)
                                                                            ------------   ------------


Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                               (6,254,350)     12,251,823
                                                                            ------------   ------------


Net Assets:         Total increase (decrease) in net assets                  (5,172,018)     11,389,323
                    Beginning of period                                       43,484,026     32,094,703
                                                                            ------------   ------------
                    End of period                                           $ 38,312,008   $ 43,484,026
                                                                            ============   ============


See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001
FINANCIAL HIGHLIGHTS
                                                                                                 Class A
                                                                 For the
                    The following per share data and ratios        Six
                    have been derived from information            Months
                    provided in the financial statements.         Ended
                                                                 June 30,         For the Year Ended December 31,
                    Increase (Decrease) in Net Asset Value:        2001         2000         1999      1998       1997
Per Share           Net asset value, beginning of period       $   6.11     $   6.26     $   5.54  $   9.60   $  11.36
Operating                                                      --------     --------     --------  --------   --------
Performance:        Investment income--net                          .27          .57          .51       .76        .72
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               .17        (.13)          .72    (4.06)      (.54)
                                                               --------     --------     --------  --------   --------
                    Total from investment operations                .44          .44         1.23    (3.30)        .18
                                                               --------     --------     --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                      (.27)        (.54)        (.51)     (.71)      (.72)
                      In excess of investment income--net            --        (.05)           --        --         --
                      Return of capital--net                         --           --           --     (.05)         --
                      Realized gain on investments--net              --           --           --        --      (.93)
                      In excess of realized gain on
                      investments--net                               --           --           --        --      (.29)
                                                               --------     --------     --------  --------   --------
                    Total dividends and distributions             (.27)        (.59)        (.51)     (.76)     (1.94)
                                                               --------     --------     --------  --------   --------
                    Net asset value, end of period             $   6.28     $   6.11     $   6.26  $   5.54   $   9.60
                                                               ========     ========     ========  ========   ========


Total Investment    Based on net asset value per share          7.32%++        7.23%       23.12%  (36.18%)      1.74%
Return:**                                                      ========     ========     ========  ========   ========


Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                  1.82%*        2.02%        1.85%     1.70%      1.38%
                                                               ========     ========     ========  ========   ========
                    Expenses, excluding interest expense         1.82%*        2.72%        1.85%     1.70%      1.38%
                                                               ========     ========     ========  ========   ========
                    Expenses                                     1.84%*        2.72%        1.85%     2.66%      1.48%
                                                               ========     ========     ========  ========   ========
                    Investment income--net                       8.75%*       10.63%        8.72%     9.59%      6.31%
                                                               ========     ========     ========  ========   ========


Supplemental        Net assets, end of period (in thousands)   $ 17,042     $ 20,907     $  1,734  $  1,988   $  4,842
Data:                                                          ========     ========     ========  ========   ========
                    Portfolio turnover                           93.37%      134.31%      164.23%   618.06%    942.74%
                                                               ========     ========     ========  ========   ========


Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)        --           --           --        --         --
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                      $    438           --           --  $ 14,306   $  3,185
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period     $    .07           --           --  $   1.56   $    .20
                                                               ========     ========     ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                                 Class B
                                                                 For the
                    The following per share data and ratios        Six
                    have been derived from information            Months
                    provided in the financial statements.         Ended
                                                                 June 30,         For the Year Ended December 31,
                    Increase (Decrease) in Net Asset Value:        2001         2000         1999      1998       1997
Per Share           Net asset value, beginning of period       $   6.10     $   6.25     $   5.53  $   9.57   $  11.31
Operating                                                      --------     --------     --------  --------   --------
Performance:        Investment income--net                          .25          .48          .46       .70        .63
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               .16        (.09)          .72    (4.04)      (.52)
                                                               --------     --------     --------  --------   --------
                    Total from investment operations                .41          .39         1.18    (3.34)        .11
                                                               --------     --------     --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                      (.25)        (.49)        (.46)     (.65)      (.63)
                      In excess of investment income--net            --        (.05)           --        --         --
                      Return of capital--net                         --           --           --     (.05)         --
                      Realized gain on investments--net              --           --           --        --      (.93)
                      In excess of realized gain on
                    investments--net                                 --           --           --        --      (.29)
                                                               --------     --------     --------  --------   --------
                    Total dividends and distributions             (.25)        (.54)        (.46)     (.70)     (1.85)
                                                               --------     --------     --------  --------   --------
                    Net asset value, end of period             $   6.26     $   6.10     $   6.25  $   5.53   $   9.57
                                                               ========     ========     ========  ========   ========


Total Investment    Based on net asset value per share          6.75%++        6.40%       22.20%  (36.60%)      1.12%
Return:**                                                      ========     ========     ========  ========   ========


Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                  2.60%*        2.76%        2.63%     2.21%      2.16%
                                                               ========     ========     ========  ========   ========
                    Expenses, excluding interest expense         2.60%*        3.43%        2.63%     2.21%      2.16%
                                                               ========     ========     ========  ========   ========
                    Expenses                                     2.62%*        3.43%        2.63%     3.47%      2.26%
                                                               ========     ========     ========  ========   ========
                    Investment income--net                       7.98%*        7.87%        7.86%     8.93%      5.76%
                                                               ========     ========     ========  ========   ========


Supplemental        Net assets, end of period (in thousands)   $ 15,256     $ 16,816     $ 24,193  $ 33,374   $ 78,733
Data:                                                          ========     ========     ========  ========   ========
                    Portfolio turnover                           93.37%      134.31%      164.23%   618.06%    942.74%
                                                               ========     ========     ========  ========   ========


Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period(in thousands)         --           --           --        --         --
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                      $    438           --           --  $ 14,306   $  3,185
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period     $    .07           --           --  $   1.56   $    .20
                                                               ========     ========     ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001
FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class C
                                                                 For the
                    The following per share data and ratios        Six
                    have been derived from information            Months
                    provided in the financial statements.         Ended
                                                                 June 30,         For the Year Ended December 31,
                    Increase (Decrease) in Net Asset Value:        2001         2000         1999      1998       1997
Per Share           Net asset value, beginning of period       $   6.10     $   6.24     $   5.53  $   9.57   $  11.31
Operating                                                      --------     --------     --------  --------   --------
Performance:        Investment income--net                          .24          .50          .46       .69        .63
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               .16        (.10)          .71    (4.04)      (.52)
                                                               --------     --------     --------  --------   --------
                    Total from investment operations                .40          .40         1.17    (3.35)        .11
                                                               --------     --------     --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                      (.24)        (.49)        (.46)     (.64)      (.63)
                      In excess of investment income--net            --        (.05)           --        --         --
                      Return of capital--net                         --           --           --     (.05)         --
                      Realized gain on investments--net              --           --           --        --      (.93)
                      In excess of realized gain on
                      investments--net                               --           --           --        --      (.29)
                                                               --------     --------     --------  --------   --------
                    Total dividends and distributions             (.24)        (.54)        (.46)     (.69)     (1.85)
                                                               --------     --------     --------  --------   --------
                    Net asset value, end of period             $   6.26     $   6.10     $   6.24  $   5.53   $   9.57
                                                               ========     ========     ========  ========   ========


Total Investment    Based on net asset value per share          6.72%++        6.52%       21.94%  (36.64%)      1.06%
Return:**                                                      ========     ========     ========  ========   ========


Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                  2.64%*        2.82%        2.68%     2.25%      2.23%
                                                               ========     ========     ========  ========   ========
                    Expenses, excluding interest expense         2.64%*        3.50%        2.68%     2.25%      2.23%
                                                               ========     ========     ========  ========   ========
                    Expenses                                     2.66%*        3.50%        2.68%     3.52%      2.33%
                                                               ========     ========     ========  ========   ========
                    Investment income--net                       7.94%*        7.93%        7.79%     8.85%      5.64%
                                                               ========     ========     ========  ========   ========


Supplemental        Net assets, end of period (in thousands)   $  1,208     $  1,112     $  1,108  $  1,730   $  4,222
Data:                                                          ========     ========     ========  ========   ========
                    Portfolio turnover                           93.37%      134.31%      164.23%   618.06%    942.74%
                                                               ========     ========     ========  ========   ========


Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)        --           --           --        --         --
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                      $    438           --           --  $ 14,306   $  3,185
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period     $    .07           --           --  $   1.56   $    .20
                                                               ========     ========     ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D
                                                                 For the
                    The following per share data and ratios        Six
                    have been derived from information            Months
                    provided in the financial statements.         Ended
                                                                 June 30,         For the Year Ended December 31,
                    Increase (Decrease) in Net Asset Value:        2001         2000         1999      1998       1997
Per Share           Net asset value, beginning of period       $   6.09     $   6.24     $   5.52  $   9.57   $  11.31
Operating                                                      --------     --------     --------  --------   --------
Performance:        Investment income--net                          .26          .53          .49       .74        .69
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               .17        (.10)          .72    (4.05)      (.52)
                                                               --------     --------     --------  --------   --------
                    Total from investment operations                .43          .43         1.21    (3.31)        .17
                                                               --------     --------     --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                      (.26)        (.52)        (.49)     (.69)      (.69)
                      In excess of investment income--net            --        (.06)           --        --         --
                      Return of capital--net                         --           --           --     (.05)         --
                      Realized gain on investments--net              --           --           --        --      (.93)
                      In excess of realized gain on
                      investments--net                               --           --           --        --      (.29)
                                                               --------     --------     --------  --------   --------
                    Total dividends and distributions             (.26)        (.58)        (.49)     (.74)     (1.91)
                                                               --------     --------     --------  --------   --------
                    Net asset value, end of period             $   6.26     $   6.09     $   6.24  $   5.52   $   9.57
                                                               ========     ========     ========  ========   ========


Total Investment    Based on net asset value per share          7.20%++        6.96%       22.87%  (36.37%)      1.65%
Return:**                                                      ========     ========     ========  ========   ========


Ratios to Average   Expenses, excluding interest expense
Net Assets:         and reorganization expenses                  2.07%*        2.24%        2.09%     1.84%      1.63%
                                                               ========     ========     ========  ========   ========
                    Expenses, excluding interest expense         2.07%*        2.91%        2.09%     1.84%      1.63%
                                                               ========     ========     ========  ========   ========
                    Expenses                                     2.09%*        2.91%        2.09%     2.88%      1.73%
                                                               ========     ========     ========  ========   ========
                    Investment income--net                       8.52%*        8.50%        8.43%     9.51%      6.30%
                                                               ========     ========     ========  ========   ========


Supplemental        Net assets, end of period (in thousands)   $  4,806     $  4,649     $  5,060  $  6,316   $ 12,066
Data:                                                          ========     ========     ========  ========   ========
                    Portfolio turnover                           93.37%      134.31%      164.23%   618.06%    942.74%
                                                               ========     ========     ========  ========   ========


Leverage:           Amount of reverse repurchase agreements
                    outstanding,end of period (in thousands)         --           --           --        --         --
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                      $    438           --           --  $ 14,306   $  3,185
                                                               ========     ========     ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period     $    .07           --           --  $   1.56   $    .20
                                                               ========     ========     ========  ========   ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Emerging Markets Debt, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Custodian bank--The Fund recorded an amount payable to the Custodian Bank which resulted from management estimates of available cash.



2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account
                           Maintenance    Distribution
                               Fee            Fee

Class B                        .25%           .50%
Class C                        .25%           .55%
Class D                        .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               FAMD          MLPF&S

Class A                       $1,046          $ 26
Class D                       $  104          $778

For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $8,993 relating to transactions in Class B Shares.

For the six months ended June 30, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $41 for security price quotations to compute the net asset value of the Fund.



Merrill Lynch Emerging Markets Debt Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $2,856 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $37,292,648 and $44,056,670, respectively.

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:


                                    Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments           $    39,935     $  1,720,809
Short-term investments                   73               --
Short sales investments            (72,625)               --
                                -----------     ------------
Total                           $  (32,617)     $  1,720,809
                                ===========     ============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,720,809, of which $2,214,858 related to appreciated securities and $494,049 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $35,412,464.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(6,254,350) and $12,251,823 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Six Months                      Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                           215,235   $   1,337,963
Shares issued to shareholders
in reinvestment of dividends           59,548         371,836
                                  -----------   -------------
Total issued                          274,783       1,709,799
Shares redeemed                     (979,809)     (6,068,971)
                                  -----------   -------------
Net decrease                        (705,026)   $ (4,359,172)
                                  ===========   =============



Class A Shares for the Year                            Dollar
Ended December 31, 2000               Shares           Amount

Shares sold                           167,534   $   1,039,561
Shares issued resulting from
reorganization                      6,373,450      38,854,022
Shares issued to shareholders
in reinvestment of dividends           52,944         323,475
                                  -----------   -------------
Total issued                        6,593,928      40,217,058
Shares redeemed                   (3,450,627)    (20,797,770)
                                  -----------   -------------
Net increase                        3,143,301   $  19,419,288
                                  ===========   =============



Class B Shares for the Six Months                      Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                            74,881   $     464,468
Shares issued to shareholders
in reinvestment of dividends           40,425         251,803
                                  -----------   -------------
Total issued                          115,306         716,271
Automatic conversion of shares       (58,184)       (358,093)
Shares redeemed                     (378,062)     (2,351,091)
                                  -----------   -------------
Net decrease                        (320,940)   $ (1,992,913)
                                  ===========   =============



Class B Shares for the Year                            Dollar
Ended December 31, 2000               Shares           Amount

Shares sold                           195,682   $   1,222,570
Shares issued to shareholders
in reinvestment of dividends          121,053         749,716
                                  -----------   -------------
Total issued                          316,735       1,972,286
Automatic conversion of shares       (53,108)       (336,255)
Shares redeemed                   (1,379,871)     (8,544,102)
                                  -----------   -------------
Net decrease                      (1,116,244)   $ (6,908,071)
                                  ===========   =============



Class C Shares for the Six Months                      Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                            27,300    $    173,106
Shares issued to shareholders
in reinvestment of dividends            3,208          19,970
                                  -----------    ------------
Total issued                           30,508         193,076
Shares redeemed                      (19,967)       (124,083)
                                  -----------    ------------
Net increase                           10,541    $     68,993
                                  ===========    ============



Class C Shares for the Year                            Dollar
Ended December 31, 2000               Shares           Amount

Shares sold                            81,642    $    507,156
Shares issued to shareholders
in reinvestment of dividends            4,721          29,174
                                  -----------    ------------
Total issued                           86,363         536,330
Shares redeemed                      (81,331)       (507,133)
                                  -----------    ------------
Net increase                            5,032    $     29,197
                                  ===========    ============



Class D Shares for the Six Months                      Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                             4,723    $     29,221
Automatic conversion of shares         58,204         358,093
Shares issued to shareholders
in reinvestment of dividends           10,564          65,746
                                  -----------    ------------
Total issued                           73,491         453,060
Shares redeemed                      (68,249)       (424,318)
                                  -----------    ------------
Net increase                            5,242    $     28,742
                                  ===========    ============



Class D Shares for the Year                            Dollar
Ended December 31, 2000               Shares           Amount

Shares sold                            19,559    $    121,847
Automatic conversion of shares         53,108         336,255
Shares issued to shareholders
in reinvestment of dividends           25,663         158,691
                                  -----------    ------------
Total issued                           98,330         616,793
Shares redeemed                     (146,192)       (905,384)
                                  -----------    ------------
Net decrease                         (47,862)    $  (288,591)
                                  ===========    ============

5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

6. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. For the six months ended June 30, 2001, the average amount outstanding was approximately $438,000 and the daily weighted average interest rate was 1.31%.

7. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $61,472,000, of which $25,502,000 expires in 2005, $34,586,000 expires in 2006 and $1,384,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.